UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003
                                                           ------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS empoyer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road,
            Blue Bell, Pennsylvania                                   19422
---------------------------------------                              --------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibit is filed herewith:

         Exhibit No.                        Description

            99.1                Press release issued by C&D Technologies, Inc.
                                (the "Company") dated May 14, 2003

            99.2 May 15, 2003 conference call script discussing May 14, 2003 press release

Item 12. Results of Operations and Financial Condition.

     On May 14, 2003, the Company issued a press release regarding the Company's financial results for its first quarter ended April 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K Current Report. The Company subsequently held a conference call on May 15, 2003 discussing the information contained in the press release. The prepared script of the conference call is attached as Exhibit 99.2. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:   May 14, 2003                       By:/s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.1                   Press release dated May 14, 2003 issued by the Company.

99.2                   May 15, 2003 conference call script discussing May 14,
                       2003 press release.